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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  May 21, 1997


                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)


    Delaware                        0-16311                     34-1567092
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(State or other                 (Commission File               (IRS Employer
 jurisdiction of                     Number)                  Identification
 incorporation)                                                   No.)

1215 Superior Avenue, Cleveland, Ohio                                 44114
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (216) 566-5300
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Item 5.  Other Events
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         On May 21, 1997, Charter One Financial, Inc. (the "Company"), a
Delaware corporation, the holding company of Charter One Bank, F.S.B. ("Charter One Bank"), and RCSB Financial, Inc. ("RCSB"), a Delaware corporation, the holding company of Rochester Community Savings Bank ("Rochester Bank"), entered into a definitive agreement (the "Merger Agreement") to enter into a strategic alliance through a tax-free stock-for-stock exchange. The Merger Agreement provides for, among other things, the merger of RCSB with and into Charter-Michigan Bancorp, Inc. ("Charter Michigan") a wholly owned subsidiary of the Company, with Charter Michigan as the surviving entity (the "Merger"). Pursuant to the terms of the Merger Agreement, Rochester Bank will be merged into Charter One Bank with Charter One Bank as the surviving financial institution.

         Pursuant to the Merger Agreement and upon consummation of the Merger, each outstanding share of common stock, par value $1.00 per share, of RCSB issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement attached hereto as Exhibit 2) shall be converted into the right to receive .91 shares of the common stock of the Company, par value $.01 per share (the "Company Common Stock"), including the right to receive a corresponding number of rights associated with the Company Common Stock pursuant to the Company's Rights Agreement (as defined in the Merger Agreement).

         Consummation of the Merger is subject to certain customary conditions, including, among others, (i) the approval of the Merger, the Merger Agreement and the transactions contemplated thereby at the meeting of the shareholders of the Company and RCSB, respectively, held for such purpose and (ii) receipt of certain regulatory approvals. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed as Exhibit 2 to this Form 8-K and incorporated herein by reference.

         In connection with the Merger Agreement, the Company and RCSB entered into a Stock Option Agreement, dated May 21, 1997 (the "Stock Option Agreement"), pursuant to which RCSB granted to the Company an irrevocable option to purchase, under certain circumstances, shares equal to 19.9% of RCSB's currently outstanding common stock. The Stock Option Agreement was granted by RCSB as a condition and inducement to the Company's willingness to enter into the Merger Agreement.

         The preceding description of the Stock Option Agreement is qualified in its entirety by references to the copy of the Stock Option Agreement included as
Exhibit 10 hereto and incorporated herein by reference.

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Item 7.           Financial Statements and Exhibits

         (c) The following exhibits are filed as part of this Report and incorporated herein by reference:

         2 Agreement and Plan of Merger and Reorganization dated May 21, 1997 by and among Charter One Financial, Inc., Charter-Michigan Bancorp, Inc., Charter One Bank, F.S.B., RCSB Financial, Inc. and Rochester Community Savings Bank.

         10 Stock Option Agreement, dated May 21, 1997, by and among Charter One Financial, Inc. and RCSB Financial, Inc.

         99.1 Joint press release of Charter One Financial, Inc. and RCSB Financial, Inc., dated May 21, 1997.

         99.2     Supplemental Information

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CHARTER ONE FINANCIAL, INC.

Date: May 21, 1997                       By:  /s/ Charles John Koch
                                            -----------------------------------
                                             Charles John Koch
                                             President and Chief Executive
                                             Officer

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                                  EXHIBIT INDEX

Exhibit
Number                                  Description

2 Agreement and Plan of Merger and Reorganization, dated May 21, 1997, by and among Charter One Financial, Inc., Charter-Michigan Bancorp, Inc., Charter One Bank, F.S.B., RCSB Financial, Inc. and Rochester Community Savings Bank.

10 Stock Option Agreement dated May 21, 1997, by and among Charter One Financial, Inc. and RCSB Financial, Inc.

99.1 Joint press release of Charter One Financial, Inc. and RCSB Financial, Inc., dated May 21, 1997.

99.2              Supplemental Information.